                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                December 9, 1999
                                 Date of Report
                     -------------------------------------
                        (Date of earliest event reported)




                                IMAGEX.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Washington                      0-78271                    91-1727170
--------------------            -------------------           --------------
  (State or other              (Commission File No.)           (IRS Employer
  jurisdiction of                                            Identification No.)
   incorporation)

                        10800 N.E. 8th Street, Suite 200
                           Bellevue, Washington 98004
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (425) 452-0011
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                                                  Page 1 of 5
                                                      Exhibit Index on Page 5


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On December 9, 1999, ImageX.com, Inc. (the "Company") acquired 100% of Printbid.com, Inc., an Oregon corporation ("Printbid"), pursuant to an Agreement and Plan of Merger dated November 17, 1999, as amended November 30, 1999, among the Company, Orcas Acquisition Corp., an Oregon corporation and wholly owned subsidiary of the Company, and Printbid (the "Merger Agreement"). By the terms of the Merger Agreement, Orcas Acquisition Corp. merged with and into Printbid.

         Headquartered in Portland, Oregon, Printbid is an online resource that provides print buyers with free access to a comprehensive database of printers throughout the country. The company also owns and operates PaperDeals.com, a global auction site for buying and selling all categories of paper.

         Upon effectiveness of the merger, each outstanding share of Printbid common stock was converted into 0.2293 shares of Company common stock. A total of 568,777 unregistered shares of Company common stock were issued in connection with the transaction. The Company expects to account for the transaction under the "pooling of interest" method.

         Options to purchase Printbid common stock were assumed by the Company and converted into options to purchase a total of approximately 289,724 shares of Company common stock on the same vesting terms and on substantially the same other terms and conditions of Printbid's Stock Option Plan. The exercise price of each Printbid option assumed was proportionately adjusted.

         Warrants to purchase Printbid common stock were assumed by the Company and converted into warrants to purchase a total of approximately 67,445 shares of Company common stock on the same terms and conditions as were applicable under such assumed warrants. The exercise price of each Printbid warrant assumed was proportionately adjusted.

         There were no relationships prior to the merger between Printbid or any of its shareholders and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)          FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         It is impracticable to include any of the required financial statements of Printbid on the date this report is filed. Accordingly, such financial statements will be filed as soon as practicable and not later than 60 days from the date on which this Form 8-K must be filed in accordance with paragraph (4) of Item 7(a) of Form 8-K.

         (b)          PRO FORMA FINANCIAL INFORMATION

         It is impracticable to include any of the required pro forma financial information on the date this report is filed. Accordingly, the pro forma financial information will be filed as soon as practicable and not later than 60 days from the date on which this Form 8-K must be filed in accordance with paragraph (2) of Item 7(b) of Form 8-K.

         (c)          EXHIBITS

         Exhibit Number     Description
         --------------     -----------
         2.1                Agreement and Plan of Merger dated November 17, 1999
                            among ImageX.com, Inc., Orcas Acquisition Corp.
                            and Printbid.com, Inc.

         2.2 First Amendment to Agreement and Plan of Merger dated November 30, 1999, among ImageX.com, Inc.,
                            Orcas Acquisition Corp. and Printbid.com, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMAGEX.COM, INC.


Dated:  December 22, 1999
                                       By:  /s/ Robin L. Krueger
                                           -------------------------------
                                           Robin L. Krueger
                                           Chief Financial Officer



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                               INDEX TO EXHIBITS

     Exhibit
      Number         Description
     -------         -----------
     2.1             Agreement and Plan of Merger dated November 17, 1999
                     among ImageX.com, Inc., Orcas Acquisition Corp. and
                     Printbid.com, Inc.

     2.2             First Amendment to Agreement and Plan of Merger dated
                     November 30, 1999, among ImageX.com, Inc., Orcas
                     Acquisition Corp. and Printbid.com, Inc.